Annual Report

October 31, 1998

Foreign Equity Fund

Dear Investor

The fiscal year ended October 31, 1998, comprised two quite separate parts. In the first, world stock markets recovered well from the Asian crisis of late 1997, and by July many of them had reached new highs. From this point on, investor confidence was again challenged by problems in emerging markets, but this time the culprit was Russia. The collapse of the ruble, together with Russia's de facto default on its government bonds, precipitated a severe correction in both established and less developed global markets. Despite these traumas, investor confidence did not disappear entirely, and recent months witnessed a good recovery as your fund appreciated sharply in October alone.

Performance Comparison

Periods Ended 10/31/98                                 6 Months     12 Months
--------------------------------------------------------------------------------
Foreign Equity Fund                                      - 6.27         7.65%

MSCI EAFE Index                                          - 4.88         9.95

During the past 6- and 12-month periods, the fund's returns were behind those of the Morgan Stanley Capital International Europe Australasia and Far East (MSCI
EAFE) Index. This shortfall was mainly due to the weakness of Latin America where the fund held moderate positions that are not part of the index. Stock selection, which was biased toward growth companies rather than cyclical stocks, was also adverse.

For most of the year, Europe provided the safest markets for the international investor as its economies made steady progress and European currencies strengthened against the U.S. dollar. Although these markets went through an uncomfortable period in late summer, the advent of the Economic and Monetary Union (EMU) in January 1999 is an important milestone in the history of European integration and presents opportunities for both corporations and investors. In contrast, Japan's economy continued to be disappointing and a recession seems to have widened its grip. Concern focused on the inability of the authorities to confront the country's banking crisis, and a stream of disappointing corporate earnings also damaged sentiment. Elsewhere in Asia, the erstwhile tiger economies turned down following the financial collapse a year ago, but authorities in Hong Kong were at least able to fight off the speculators and maintain the currency peg to the U.S. dollar.

In Latin America, there was optimism during the summer that these economies would avoid the contagion that started in the Pacific and reemerged with Russia's financial collapse in July. After all, Latin America had courageously pursued a path of reform and it appeared as though stock markets there deserved more sympathetic treatment. However, sympathy is a sentiment in short supply when fear is in the saddle, and Latin American markets were eventually dragged into the turmoil. It looks as though Brazil, the key economy in the region, has so far survived the worst of the crisis, and the recently announced $41 billion support package sponsored by the International Monetary Fund (IMF) will at least buy the country more time.


INVESTMENT REVIEW

Europe

In May 1998, a significant event occurred along the road to EMU. This was the point at which the European Monetary Institute (EMI) would decide which candidate countries had attained the economic convergence criteria of the Maastricht Treaty and would adopt the euro as their currency on January 1, 1999. At the time it was negotiated, the Maastricht Treaty laid down tough benchmarks for public finance, inflation, and interest rates. Skeptics doubted whether many countries would achieve these benchmarks, and it was a remarkable accomplishment that 11 of the 15 members of the European Union made the grade. Only Greece failed to meet the Maastricht criteria while the U.K., Sweden, and Denmark decided for different reasons not to join EMU in the first round. The EMI has now converted itself into the European Central Bank (ECB), which beginning in January 1999 will have sole responsibility for monetary policy over the 11 countries joining EMU-the so-called Euro Zone. Until the euro appears as a physical currency in 2002, the new ECB will ensure that all member currencies trade at fixed exchange rates with one another and with the euro. National notes and coins will be steadily withdrawn after the euro begins to circulate, and by mid-2002 it will be the only currency of the Euro Zone.


Preparing for the Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

Our Plan of Action

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

Smooth Transition Planned

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


The advent of a single currency will bring greater transparency to the single market and real cost savings for business. For some time now there has been much merger and acquisition activity as corporations positioned themselves for this change. This was one factor fueling strong markets in Europe, but pension fund reform and the prospect of converting savers into investors have also helped sentiment. The arrival of the euro will not by itself have any impact on your fund's portfolio, but the longer-term benefits of EMU remain compelling and support a strategy where just over 64% of the fund's assets are in EU member states (73% in Europe overall) and 41% in countries going for full monetary union.

The U.K. has the largest economy of the four EU member states not adopting the euro in January 1999. At the time of the original Maastricht negotiations, the U.K. secured an opt-out clause. With the U.K. not joining the rest of Europe, Prime Minister Tony Blair and his government are happy to continue with this wait-and-see policy. Hampered by strong sterling and relatively high interest rates, the U.K. manufacturing sector has been under pressure for some time, and signs of a slowdown recently appeared in the service sector too. Not surprisingly, the Bank of England loosened monetary policy with several interest rate cuts, but because most of Britain's trade is with Continental Europe, the authorities will want to ensure that sterling closely shadows the euro.

Market Performance

Six Months                        Local        Local Currency             U.S.
Ended 10/31/98                    Currency     vs. U.S. Dollar         Dollars

Australia                           - 1.14              - 4.56          - 5.65

France                              - 8.17                8.29          - 0.55

Germany                             - 8.44                8.35          - 0.80

Hong Kong                             9.60                 --             9.60

Italy                              - 11.13                8.16          - 3.88

Japan                              - 15.99               13.39          - 4.74

Mexico                             - 17.98             - 15.70         - 30.85

Netherlands                        - 15.78                8.18          - 8.89

Norway                             - 27.55                1.16         - 26.70

Singapore                          - 17.53              - 2.75         - 19.80

Sweden                             - 15.08              - 1.00         - 15.93

Switzerland                        - 10.68               10.76         - 1.07

United Kingdom                     - 7.76                 0.16         - 7.61

Source: FAME Information Services, Inc., using MSCI indices.


The U.K. stock market, where we committed nearly 20% of portfolio assets, behaved reasonably well during recent turbulence, with pharmaceutical giants such as Glaxo Wellcome and SmithKline Beecham exhibiting their defensive qualities. As on the Continent, companies have been positioning themselves for an ever more integrated Europe. A good example is Kingfisher, which revealed plans to swap its home improvement business for a stake in Castorama, the number one do-it-yourself retailer in France. British Petroleum surprised the market with its merger with Amoco in the U.S., and we recently added to Unilever, the multinational consumer goods company that continues to increase profits by restructuring, cutting costs, and improving asset utilization.

Turning to the Continent, the most important news was Germany's election of Gerhard Schroeder as the new Chancellor, marking a political shift to the center-left. The core Euro Zone economies of Germany, France, and Italy are each showing similar characteristics of sluggish growth and stubbornly high unemployment. Their left-of-center governments are putting pressure on the ECB to adopt more stimulatory policies, but with considerable independence built into its constitution, the ECB's priority will be controlling inflation. All Continental markets fell sharply in August and early September, but declines were softened for U.S. investors by the strength of local currencies against the dollar. Our core positions such as publishers Wolters Kluwer (the Netherlands) and Reed International (U.K.) continued to show steady profit growth, and their stocks held up well. In France the drug company Sanofi and retailer Pinault-Printemps announced better-than-expected results, as did the pharmaceutical wholesaler and retailer Gehe, one of our largest positions in Germany.

Although the portfolio is slightly underweighted in the financial sector, many leading stocks suffered during the recent correction. In the Netherlands, ING and leading Swiss banks Credit Suisse and UBS fell sharply when they announced higher-than-expected exposure to Russia and other emerging markets.

Far East

Japan's economy moved into recession with the announcement that GDP for the quarter ended September 30 contracted 0.8% compared with the first fiscal quarter. Policymakers face two major issues. First, since private consumption is such a large component of GDP, they badly need to stimulate consumer spending. Traditionally, Japanese corporations have looked after their employees from cradle to grave, but these cherished values have been challenged with rising unemployment and widespread discussion on whether Japan can really provide for its growing number of retirees. Because of such uncertainties, consumer spending remains depressed despite historically low interest rates.

The second issue is the country's banking crisis, which came to a head a year ago but has still not been confronted fully by the authorities. Many of Japan's banks are technically insolvent even though the full extent of their bad debts has not been fully disclosed. The government should probably close the weak banks and recapitalize the better ones, but continuing inaction has contributed to poor sentiment in the stock market. The Tankan survey of business confidence for September revealed that sentiment was worse than expected. This survey is a key leading indicator for future growth and capital expenditure, and it is worrisome that it showed no sign of improvement.


Geographic Diversification pie chart

Europe        Japan        Far East         Latin America         Other

73            16           5                4                     2

There has been widespread dissatisfaction in Japan with the government's performance, and the disastrous showing of the ruling Liberal Democratic Party
(LDP) in July's election was no surprise. Following this setback Prime Minister Hashimoto resigned, but it looked like business as usual when Keizo Obuchi, the most conservative of the three leading candidates, became LDP leader and Prime Minister. It remains to be seen whether he will implement the radical policies Japan needs. Perhaps the biggest surprise came from the currency market when the yen recovered sharply against the U.S. dollar in October. Many hedge fund operators had been borrowing yen to buy higher-yielding U.S. Treasuries. As the yen weakened, this strategy provided a currency gain, but as the yen recovered traders scrambled to cover their open positions, which accelerated its upward momentum.

The Japanese market was weak during the past six months, but the strength of the yen moderated these declines for U.S. investors, as can be seen in the table on page 3. We biased our holdings toward international companies operating in the technology, consumer electronics, and business equipment fields such as Sony, Canon, and Matsushita. These stocks performed relatively well, particularly during periods when the yen was weak. Recently they have started to look somewhat overvalued, and since many of them are exporters their prospects will be hampered if the yen improves further. Therefore, we reduced positions in Canon and TDK and invested the proceeds in more-cyclical growth companies with strong cash flow.

Our positions in the rest of Asia were very small and were dominated by the stock markets of Australia and Hong Kong. The Australian economy has shown moderate growth, a considerable achievement given the downturn in Asian countries that are now Australia's major trading partners. In the recent general election, Mr. Howard's liberal coalition just managed to retain power, which was well received by the stock market. The economy will benefit from gradual labor reform and further privatization of government assets. Our positions in Australia included media conglomerate News Corpor-ation, banking stocks such as Westpac Bank and National Australia Bank, and several utilities. Given the continued deflation in world commodity prices, we have avoided the natural resource sector.


Industry Diversification
--------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Net Assets
                                                                    10/31/98

Services                                                                29.7%

Consumer Goods                                                          21.8

Finance                                                                 19.9

Capital Equipment                                                       11.2

Energy                                                                  10.0

Materials                                                                3.8

Multi-industry                                                           2.0

Miscellaneous                                                            0.1

Reserves                                                                 1.5

Net Assets                                                             100.0%
--------------------------------------------------------------------------------

In Hong Kong, sentiment was dominated by a fierce battle to maintain the exchange rate peg between the Hong Kong and U.S. dollars in the face of intense speculation to break it. As the pressure on the Hong Kong currency mounted, the first tactic was a dramatic increase in interest rates that only served to provide speculators with an opportunity to sell stocks short in a falling market. Hong Kong's Financial Secretary broadened his defense by using Hong Kong's foreign exchange reserves to support the stock market-a courageous strategy considering the free market principles that have made an important contribution to Hong Kong's prosperity. Happily the strategy worked, the speculators retreated, and the currency peg held, but the price paid was significant damage to the economy itself, particularly the real estate market that is so sensitive to interest rates. Although we expect the broad economic picture in Hong Kong to remain difficult, its stock market houses some of the region's strongest and best-managed companies. Trading, transport, and real estate conglomerate Hutchison Whampoa remained a core holding and performed well during the past six months. We also had positions in infrastructure plays such as Hong Kong's HK Telecom and China's Huaneng Power International.

At the end of October, your portfolio had negligible positions in other Pacific markets where the economies will take some time to recover from the financial collapse that began a year ago. Having said this, the stock markets in many of these emerging economies have recently stabilized following their disastrous falls during the early summer. We are not yet tempted to return to these markets but continue to monitor the situation carefully.

Latin America

The stock markets of Latin America were weak for most of the year and continued to show extreme volatility. Brazil suffered huge outflows of foreign exchange reserves in both August and September, and the exchange rate of the real against the U.S. dollar was maintained only by a massive increase in interest rates. By the middle of September, a vicious circle of higher interest rates, failing confidence, and increased capital outflows threatened to spiral into a major market rout, but an indication that there would be a $41 billion support package sponsored by the IMF helped stabilize the capital markets. President Cardoso seems to have persuaded the electorate that he has sufficient experience and skill to deal with the financial crisis and was reelected with a comfortable majority. However, the major weakness of the Brazilian economy is the persistently high fiscal deficit. Now that Brazil's financial crisis has receded and elections are over, the markets will be looking for significant action on the deficit rather than statements of good intent.

In contrast with Brazil, Argentina demonstrated its commitment to fiscal discipline by cutting spending by more than $1.3 billion to achieve the fiscal deficit target of 1% of GDP agreed to with the IMF. Argentina was one of the region's better-performing stock markets over the six months, and increasing evidence of its economic self-discipline was a contributing factor. In Mexico, the economy held up remarkably well despite rising interest rates and a weak peso. Its stock market was also battered during the emerging market crisis, but its closer ties to the U.S. will afford some protection.

Key holdings include telecommunications giants Telebras in Brazil and Telmex in Mexico. Both companies have great potential as rising prosperity increases fixed line telephone penetration in these highly populated countries and powers the growth of cellular technology.

Investment Policy and Outlook

The fiscal year under review was frustrating for inter-national investors. It started well, and by midsummer many markets reached new highs, but the turbulence of August and early September was very disappointing. Despite the soundness of the U.S. economy, even Wall Street was caught up in this worldwide correction.

Now that stock markets have settled down, it is worth taking a cold hard look at how world economies might develop from here. The starting point should be Europe, which accounts for just over 70% of the portfolio. In only a few weeks, the euro will arrive and 11 European countries will make a major commitment to economic integration when they adopt full monetary union. This by itself will be a significant achievement, but the price has been lower economic growth than would otherwise have been the case. The prize for their endeavors, how-ever, will be a single currency market where the potential is underpinned by sound public finance, lower inflation, and a current account surplus. This will provide a strong platform for future growth and is in sharp contrast to economies of the Pacific that are still struggling. Also, many observers now feel the euro will be a strong currency against the dollar, and if more international trade is denominated in the euro, central banks throughout the world will increasingly regard it as a key currency for their foreign exchange reserves. Companies in which we invest are already exploiting the opportunities of closer integration in Europe, and management increasingly recognizes the importance of shareholder value. For all these reasons, it makes sense that Europe should dominate our international portfolio.

It is perhaps more difficult to make a compelling case for other overseas markets, but there is still plenty of opportunity. Despite continuing problems in Japan, its stock market is too large to ignore entirely and is showing signs of stabilizing after a long decline. As we mentioned before, Tokyo remains the home of world-class corporations, many of which form the heart of our Japanese portfolio. These holdings have served us well, and it is time to begin considering some more domestically oriented blue chips. However, although we can find Japanese companies we like, there is still too much economic uncertainty for us to make a major push back into this market.

Turning to emerging markets, the economic turmoil that overwhelmed the smaller Asian economies a year ago has yet to work itself out, and our positions in Asia outside of Japan remain very low. In contrast to some of the smaller Asian economies, governments of key Latin American countries are committed to reform and have shown admirable economic discipline during difficult times. We believe they are well positioned for the future and any international portfolio, including ours, should have a commitment to this part of the world.

Thus, the fund's geographical allocation seems appropriate, and our commitment to growth companies priced at reasonable valuations will be helpful, in our view, if we encounter a period of slower economic growth. We believe this strategy makes sense for the current environment and will prove rewarding in the future.

Respectfully submitted,

Martin G. Wade
President

November 23, 1998


Portfolio Highlights

Twenty-Five Largest Holdings

                                                                Percent of
                                                                Net Assets
Company                                Country                    10/31/98
--------------------------------------------------------------------------------

National Westminster                   United Kingdom                  2.6%

Wolters Kluwer                         Netherlands                     2.3

SmithKline Beecham                     United Kingdom                  2.3

Nestle                                 Switzerland                     2.1

Glaxo Wellcome                         United Kingdom                  1.8

Diageo                                 United Kingdom                  1.6

Vivendi                                France                          1.6

Royal Dutch Petroleum                  Netherlands                     1.6

Novartis                               Switzerland                     1.5

ING Groep                              Netherlands                     1.4

Kingfisher                             United Kingdom                  1.4

Shell Transport and Trading            United Kingdom                  1.3

Telecom Italia                         Italy                           1.2

Roche Holdings                         Switzerland                     1.1

Reed International                     United Kingdom                  1.1

Unilever                               Netherlands                     1.0

Total                                  France                          1.0

KBC Bancassurance Holding              Belgium                         1.0

UBS                                    Switzerland                     1.0

Telebras                               Brazil                          1.0

Gehe                                   Germany                         1.0

SAP                                    Germany                         1.0

Pinault Printemps Redoute              France                          1.0

Bayerische Vereinsbank                 Germany                         0.9

Telefonica de Espana                   Spain                           0.9
--------------------------------------------------------------------------------
Total                                                                 34.7%
--------------------------------------------------------------------------------

Security Classification

                                         Percent                        Market
                                          of Net           Cost          Value
10/31/98                                  Assets           (000)          (000)
--------------------------------------------------------------------------------
Common Stocks and
Warrants                                    95.7%     $2,555,089     $3,068,412

Preferred Stocks                             2.8        102,451         86,209

Short-Term Investments                       3.0         97,373         97,373

Total Investments                          101.5      2,754,913      3,251,994

Other Assets Less
Liabilities                                - 1.5       - 48,310       - 48,310
--------------------------------------------------------------------------------

Net Assets                                 100.0%     $2,706,603     $3,203,684
--------------------------------------------------------------------------------

Summary of Investments and Cash

October 31, 1998

                                                                     Percent of
                                     Equities       Cash     Total   MSCI EAFE
--------------------------------------------------------------------------------

Europe

  Austria                                --         --        --         0.4%

  Belgium                                 1.9%      --         1.9%      1.9

  Czech Republic                          0.0       --         0.0      --

  Denmark                                 0.4       --         0.4       0.9

  Finland                                 0.6       --         0.6       1.2

  France                                 10.6       --        10.6       9.5

  Germany                                 7.6       --         7.6      10.5

  Ireland                                 0.0       --         0.0       0.5

  Italy                                   5.4       --         5.4       4.8

  Netherlands                            11.4       --        11.4       5.4

  Norway                                  1.5       --         1.5       0.5

  Portugal                                0.5       --         0.5       0.7

  Russia                                  0.1       --         0.1      --

  Spain                                   3.0       --         3.0       3.4

  Sweden                                  3.4       --         3.4       2.8

  Switzerland                             7.2       --         7.2       8.3

  United Kingdom                         19.4       --        19.4      22.0
  ------------------------------------------------------------------------------
Total Europe                             73.0%      --        73.0%     72.8%
--------------------------------------------------------------------------------

Pacific Basin

  Australia                               2.7%      --         2.7%      2.7%

  China                                   0.2       --         0.2      --

  Hong Kong                               1.4       --         1.4       2.4

  India                                   0.2       --         0.2      --

  Japan                                  15.9       --        15.9      21.5

  New Zealand                             0.2       --         0.2       0.2

  Singapore                               0.2       --         0.2       0.7

  South Korea                             0.1       --         0.1      --
  ------------------------------------------------------------------------------
Total Pacific Basin                      20.9%      --        20.9%     27.5%
--------------------------------------------------------------------------------

Americas

  Argentina                               0.8%      --         0.8%     --

  Brazil                                  2.0       --         2.0      --

  Canada                                  0.2       --         0.2      --

  Chile                                   0.1       --         0.1      --

  Mexico                                  1.5       --         1.5      --

  Panama                                  0.0       --         0.0      --

  Peru                                    0.0       --         0.0      --

  United States                          --          3.0%      3.0      --
  ------------------------------------------------------------------------------
Total Americas                            4.6%       3.0%      7.6%     --
--------------------------------------------------------------------------------

  Other Assets Less Liabilities          --        - 1.5     - 1.5      --
  ------------------------------------------------------------------------------
TOTAL                                    98.5%       1.5%    100.0%    100.0%*
--------------------------------------------------------------------------------

* Total may not add to 100.0% due to rounding.


Foreign Equity Fund
10/31/98

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Foreign Equity Fund

                    Foreign                                    Lipper
                    Equity               MSCI                  International
                    Fund                 EAFE                  Funds Average

9/7/89              10,000               10,000                10,000
10/89                9,660               10,039                 9,920
10/90               10,099                8,779                 9,921
10/91               11,088                9,421                10,759
10/92               10,728                8,205                10,263
10/93               14,412               11,314                13,749
10/94               16,135               12,488                15,350
10/95               16,238               12,480                15,380
10/96               18,589               13,827                17,204
10/97               20,132               14,508                19,347
10/98               21,673               15,951                20,229


Total Return Performance

xx                                   Calendar
Periods Ended              1       3    Year-       1      3      5     Since
10/31/98               Month  Months  to-Date    Year  Years*  Years*  9/7/89*
--------------------------------------------------------------------------------
Foreign
Equity Fund            9.24%  - 7.14    7.31%   7.65%  10.10%   8.50%     8.82%

S&P 500 Index          8.13   - 1.57   14.63   21.99   25.99   21.31     16.43

MSCI
EAFE Index            10.45   - 6.15   10.07    9.95    8.53    7.11      5.23**

Lipper
  International
Funds Average          7.42  - 11.20    4.11    4.07    8.09    7.02      7.69

FT-A Euro
Pacific Index         10.65   - 5.59    9.21    7.92    7.26    6.24      4.59**

* Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
**  From 8/31/89.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights

Foreign Equity Fund

                                 For a share outstanding throughout each period
                                 -----------------------------------------------

                             Year
                            Ended
                         10/31/98   10/31/97   10/31/96   10/31/95   10/31/94

NET ASSET VALUE

Beginning of period      $  16.51   $  15.62   $  13.99   $  14.59   $  13.32
Investment activities
  Net investment income      0.28       0.21       0.21       0.18       0.09

  Net realized and
  unrealized gain (loss)     0.93       1.07       1.78      (0.14)      1.48

  Total from
  investment activities      1.21       1.28       1.99       0.04       1.57

Distributions
  Net investment income     (0.21)     (0.22)     (0.18)     (0.12)     (0.09)
  Net realized gain         (0.48)     (0.17)     (0.18)     (0.52)     (0.21)

  Total distributions       (0.69)     (0.39)     (0.36)     (0.64)     (0.30)

NET ASSET VALUE
  End of period          $  17.03   $  16.51   $  15.62   $  13.99   $  14.59
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return*                7.65%      8.30%     14.48%      0.64%     11.96%

Ratio of expenses to
average net assets           0.74%      0.75%      0.76%      0.80%      0.82%

Ratio of net investment
income to average
net assets                   1.58%      1.40%      1.67%      1.69%      1.26%

Portfolio turnover rate      18.6%      15.9%      13.8%      18.8%      22.0%

Net assets, end of period
(in millions)            $  3,204   $  3,160   $  2,322   $  1,560   $  1,058

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Foreign Equity Fund
October 31, 1998

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                          In thousands

ARGENTINA  0.8%

Common Stocks  0.8%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD)                                   110,440   $    1,884

Banco Frances del Rio de la Plata
  (Class B) ADR (USD)                                   109,808        2,292

Perez Companc (Class B)                                 783,762        3,873

Telefonica de Argentina Stet
  (Class B) ADR (USD)                                   189,624        6,270

YPF Sociedad Anonima
  (Class D) ADR (USD)                                   434,689       12,579

Total Argentina (Cost $25,547)                                        26,898


AUSTRALIA  2.7%

Common Stocks  2.4%

AMP Limited *                                           281,000        3,345

Australian Gas Light                                    672,473        4,840

Brambles Industries                                     238,000        5,223

Broken Hill Proprietary                                 463,087        3,939

Colonial Limited                                      1,354,235        4,440

Commonwealth Bank
  of Australia                                          600,276        7,468

Fosters Brewing Group                                   826,000        2,030

Goodman Fielder                                       2,320,000        3,066

John Fairfax Holdings                                 1,777,000        3,112

Lend Lease                                              156,857        3,463

National Australia Bank                                 264,768        3,511

News Corporation                                      1,008,618        6,895

Publishing & Broadcasting                               799,124        3,174

Tabcorp Holdings                                        770,000        5,126

Telstra, Installment Receipts,
  11/17/98                                            2,296,458        9,121

Westpac Bank                                          1,024,781        6,237

Woodside Petroleum                                      569,000        3,009

                                                                      77,999


Preferred Stocks  0.3%

News Corporation                                        896,815        5,396

Star City Holdings                                    3,199,600        2,181

                                                                       7,577

Total Australia (Cost $76,863)                                        85,576


BELGIUM  1.9%

Common Stocks  1.9%

Dexia                                                    24,759   $    4,019

Fortis                                                   55,202       15,855

KBC Bancassurance Holding                               464,120       32,376

Societe Europeenne des
  Satellites (Class A)*                                  19,300        3,218

UCB                                                       1,039        6,064

Total Belgium (Cost $30,699)                                          61,532


BRAZIL  2.0%

Common Stocks  0.1%

Pao de Acucar ADR (USD)                                 111,340        1,795

Telecomunicacoes de
  Sao Paulo *                                           967,420          105

Unibanco GDR (USD)                                      119,458        2,091

                                                                       3,991

Preferred Stocks  1.9%

Banco Bradesco                                      465,618,322        2,654

Banco Itau                                            4,882,000        2,374

Brahma                                                5,531,989        2,597

Cia Cimento Portland Itau                             4,882,700          655

Cia Energetica
  Minas Gerais                                       104,208,392       2,027

Cia Energetica Minas
  Gerais ADR (144a) (USD)                                20,228          389

Cia Energetica Minas
  Gerais ADR, Cv. (USD)                                  28,559          550

Cia Energetica Minas
  Gerais ADR, Sponsored
  Nonvoting (USD)                                       126,727        2,439

Encorpar                                              3,724,770            5

Pao de Acucar GDR (USD)                                   6,600          106

Petrol Brasileiros                                   56,381,021        7,089

Telebras ADR (USD)                                      415,442       31,548

Telecomunicacoes de
  Sao Paulo                                          33,358,233        5,593

Telecomunicacoes de
Sao Paulo Celular (Class B)*                         31,817,420        1,574

                                                                      59,600

Total Brazil (Cost $82,540)                                           63,591


CANADA  0.2%

Common Stocks  0.2%

Alcan Aluminum                                          172,380   $    4,329

Royal Bank of Canada                                     61,480        2,833

Total Canada (Cost $5,919)                                             7,162


CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (144a) (USD)                               82,522        1,599

Compania Cervecerias Unidas
  ADR (USD)                                              43,830          789

Santa Isabel ADR (USD)                                   16,681           97

Total Chile (Cost $2,963)                                              2,485


CHINA  0.2%

Common Stocks  0.2%

Huaneng Power International
  ADR (USD) *                                           413,700        5,688

Total China (Cost $8,310)                                              5,688


CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom                                              87,810        1,329

Total Czech Republic (Cost $834)                                       1,329


DENMARK  0.4%

Common Stocks  0.4%

Den Danske Bank                                          49,280        6,690

Tele Danmark                                             13,050        1,421

Unidanmark (Class A)                                     40,121        3,058

Total Denmark (Cost $5,759)                                           11,169


FINLAND  0.6%

Common Stocks  0.6%

Nokia (Class A)                                         206,140       18,781

Total Finland (Cost $3,971)                                           18,781


FRANCE  10.6%

Common Stocks  10.6%

AXA                                                     202,951       22,940

Alcatel Alsthom                                         115,601       12,879

Canal Plus                                               12,340        2,994

Carrefour                                                21,335       14,162

Cie de St. Gobain                                        93,096   $   13,774

Credit Commercial de France                             130,863        9,191

Danone                                                   47,870       12,657

Dexia France                                             16,696        2,461

Dexia France, Bearer                                     19,298        2,845

Dexia France, Registered 1999+                           20,520        3,025

Elf Aquitaine                                            99,530       11,519

GTM Entrepose                                            25,080        2,718

L'Oreal                                                  12,405        7,089

Lafarge                                                  53,841        5,504

Lapeyre                                                  58,000        5,115

Legrand                                                  25,609        6,527

Pathe                                                    16,728        3,195

Pinault Printemps Redoute                               184,075       30,812

Primagaz                                                  6,680          601

Sanofi                                                  152,790       23,925

Schneider                                               258,216       15,328

Societe Generale                                         70,212        9,288

Sodexho Alliance                                        128,275       24,912

Television Francaise                                     71,916       11,883

Total (Class B)                                         283,711       32,733

Vivendi                                                 218,972       50,014

Total France (Cost $229,313)                                         338,091


GERMANY  7.6%

Common Stocks and Warrants  7.0%

Allianz                                                  55,440       19,010

Bayer                                                   295,414       12,002

Bayerische Vereinsbank                                  367,905       29,206

Buderus                                                   5,392        2,243

Deutsche Bank                                           277,784       17,272

Deutsche Telekom                                        468,655       12,765

Dresdner Bank                                           383,327       14,926

Dresdner Bank

Warrants, 4/30/02 *                                     193,719        2,736

Gehe                                                    412,714       31,019

Hoechst                                                  94,660        3,954

Hornbach Baumarkt                                        14,770          642

Mannesmann                                              249,080       24,510

Rhoen Klinikum                                           52,994        5,279

SAP                                                      45,760       19,199

Siemens                                                 107,641        6,472

Veba                                                    347,056       19,380

Volkswagen                                               64,550        4,851

                                                                     225,466

Preferred Stocks  0.6%

Fielmann                                                 27,225   $    1,224

Fresenius                                                16,900        2,898

Hornbach Holdings                                        42,180        3,178

SAP                                                      24,082       11,732

                                                                      19,032

Total Germany (Cost $193,229)                                        244,498


HONG KONG  1.4%

Common Stocks  1.4%

CLP Holdings                                          1,050,000        5,952

Cheung Kong Holdings                                    328,000        2,244

Hang Seng Bank                                          374,000        3,235

Henderson Land Development                            1,292,000        6,372

Hong Kong

Telecommunications                                    2,653,200        5,310

Hutchison Whampoa                                     2,927,000       20,975

Sun Hung Kai Properties                                 318,000        2,207

Total Hong Kong (Cost $42,124)                                        46,295


INDIA  0.2%

Common Stocks  0.2%

Mahanagar Telephone
  GDR (USD)                                             309,000        3,391

State Bank of India
  GDR (USD)                                             302,700        2,445

Total India (Cost $7,978)                                              5,836


IRELAND  0.0%

Common Stocks  0.0%

CBT Group ADR (USD) *                                   120,659        1,440

Total Ireland (Cost $6,172)                                            1,440


ITALY  5.4%

Common Stocks  5.4%

Assicurazioni Generali                                  386,560       13,840

Banca Commerciale Italiana                              670,000        4,140

Banca di Roma                                         6,485,000       11,312

Credito Italiano                                      3,696,429       19,840

ENI                                                   3,327,232       19,786

Gucci Group (USD)                                        97,641        3,723

IMI                                                   1,057,757       16,258

Industrie Natuzzi

ADR (USD)                                               132,084        2,402

Istituto Nazionale delle
  Assicurazioni                                       2,524,000   $    6,951

Italgas                                                 730,325        3,343

Mediolanum                                              330,119        8,215

Rinascente                                              316,500        3,050

Telecom Italia                                        5,148,930       37,214

Telecom Italia Mobile                                 4,079,866       23,677

Total Italy (Cost $120,716)                                          173,751


JAPAN  15.9%

Common Stocks  15.9%

Advantest                                                57,000        3,594

Alps Electric                                           314,000        4,320

Amada                                                   776,000        4,639

Canon                                                 1,255,000       23,737

Citizen Watch                                           448,000        2,475

DDI                                                       1,574        4,590

Daifuku                                                 126,000          532

Daiichi Pharmaceutical                                  640,000       10,678

DaiNippon Screen

Manufacturing                                           692,000        1,514

Daiwa House                                             794,000        8,956

Denso                                                 1,417,000       26,680

East Japan Railway                                        2,227       13,200

Fanuc                                                   171,300        5,143

Fujitsu                                                 311,000        3,308

Hitachi                                               1,563,000        7,950

Honda Motor                                              99,000        2,972

Inax                                                    331,000        1,638

Ito-Yokado                                              319,000       18,607

Kao                                                     676,000       13,685

Kokuyo                                                  387,000        5,145

Komatsu                                                 823,000        4,448

Komori                                                  335,000        6,149

Kuraray                                                 916,000        9,767

Kyocera                                                 335,000       14,799

Makita                                                  584,000        6,172

Marui                                                   960,000       16,716

Matsushita Electric
  Industrial                                          1,421,000       20,855

Mitsubishi                                              950,000        5,028

Mitsubishi Heavy Industries                           4,176,000       16,119

Mitsui Fudosan                                        2,063,000       13,697

Murata Manufacturing                                    420,000       14,159

NEC                                                   2,255,000       16,693

NTT Mobile Communication

Network                                                     159   $    5,742

Nippon Telegraph &

Telephone                                                 1,130        8,840

Nomura Securities                                     1,417,000       10,696

Pioneer Electronic                                      273,000        4,496

Sangetsu                                                111,000        1,371

Sankyo                                                  969,000       21,860

Sekisui Chemical                                      1,236,000        6,732

Sekisui House                                           778,000        7,748

Seven-Eleven Japan                                      111,000        8,436

Shin-Etsu Chemical                                      787,000       15,662

Shiseido                                                520,000        5,692

Sony                                                    349,800       22,204

Sumitomo                                              1,585,000        7,586

Sumitomo Electric
  Industries                                          2,060,000       22,795

Sumitomo Forestry                                       435,000        2,959

TDK                                                     313,000       20,620

Tokio Marine &
  Fire Insurance                                        419,000        4,762

Tokyo Electronics                                       181,000        5,884

Tokyo Steel Manufacturing                               383,200        1,742

Toppan Printing                                         775,000        7,944

Uny                                                     409,000        6,666

Yurtec                                                  126,000          654

Total Japan (Cost $649,453)                                          509,056


MEXICO  1.5%

Common Stocks  1.5%

Cemex, Participating Certificates
  (Represents 1 Class C share)                           18,385           44

Cemex (Class B)                                         612,840        1,704

Cemex ADR (Represents 2
Participating Certificates)
  (USD)                                                 482,160        2,230

Cemex ADS (Represents 2
Participating Certificates)
  (144a) (USD)                                          410,812        1,900

Cifra (Class V) ADR (USD) *                              44,164          599

Femsa UBD (Represents 1 Class B
2 Series D (Class B) and
  2 Series D (Class L) (shares) *                     1,347,720        3,473

Gruma (Class B)                                         631,428        1,499

Gruma (Class B) ADS
  (144a) (USD) *                                        153,296        1,533

Grupo Financiero Bancomer
  (Class L)                                               8,266            1

Grupo Industrial Maseca
  (Class B)                                           1,664,467   $    1,350

Grupo Modelo (Class C)                                1,783,456        3,758

Grupo Televisa GDR (USD) *                              153,422        4,162

Kimberly-Clark de Mexico
  (Class A)                                           1,182,310        3,427

Panamerican Beverages
  (Class A) (USD)                                       226,428        4,585

Telefonos de Mexico (Class L)

ADR (USD)                                               332,614       17,566

TV Azteca ADR (USD)                                     194,300        1,700

Total Mexico (Cost $62,301)                                           49,531


NETHERLANDS  11.4%

Common Stocks  11.4%

ABN Amro                                                724,388       13,569

ASM Lithography                                         389,200        9,874

Ahold                                                   679,887       22,597

Akzo Nobel                                               84,392        3,279

CSM                                                     278,499       13,713

Elsevier                                              1,748,822       24,616

Fortis Amev                                             343,827       22,321

ING Groep                                               938,235       45,394

Koninklijke KPN                                          96,125        3,735

Numico                                                  286,740       11,280

Philips Electronics                                     184,670        9,824

Polygram                                                329,789       19,433

Royal Dutch Petroleum                                 1,016,398       49,067

STMicroelectronics (FRF) *                              101,150        6,190

TNT Post Groep                                           96,125        2,572

Unilever                                                446,314       33,107

Wolters Kluwer                                          377,111       73,063

Total Netherlands (Cost $279,633)                                    363,634


NEW ZEALAND  0.2%

Common Stocks  0.2%

Telecom Corporation of
  New Zealand                                           976,372        4,007

Telecom Corporation of
New Zealand, Installment
  Receipts, 3/31/99                                     505,000          984

Total New Zealand (Cost $5,670)                                        4,991


NORWAY  1.5%

Common Stocks  1.5%

Bergesen (Class A)                                       46,430   $      643

Norsk Hydro                                             514,282       22,350

Orkla (Class A)                                       1,339,400       22,646

Saga Petroleum                                           85,950        1,091

Total Norway (Cost $43,315)                                           46,730


PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de
  Exportaciones (Class E) (USD)                          24,726          536

Total Panama (Cost $1,217)                                               536


PERU  0.0%

Common Stocks  0.0%

Credicorp (USD)                                          35,987          243

Telefonica del Peru (Class B)                           316,910          413

Total Peru (Cost $1,257)                                                 656


PORTUGAL  0.5%

Common Stocks  0.5%

Jeronimo Martins                                        353,261       15,302

Total Portugal (Cost $4,666)                                          15,302


RUSSIA  0.1%

Common Stocks  0.1%

Lukoil ADR (USD)                                         22,490          366

Rao Gazprom ADS (USD) *                                 142,100        1,325

Total Russia (Cost $4,078)                                             1,691


SINGAPORE  0.2%

Common Stocks  0.2%

Singapore Press                                         366,039        3,171

Singapore Telecommunications                          1,663,000        2,872

Total Singapore (Cost $8,839)                                          6,043


SOUTH KOREA  0.1%

Common Stocks  0.1%

Samsung Electronics                                      63,926        2,616

Total South Korea (Cost $6,444)                                        2,616


SPAIN  3.0%

Common Stocks  3.0%

Argentaria Banca de Espana                              336,840   $    7,329

Banco Bilbao Vizcaya                                    400,950        5,408

Banco Santander                                         836,422       15,320

Banco Santander, New *                                   16,728          304

Empresa Nacional de
  Electricidad                                          524,068       13,208

Gas Natural                                             103,616        8,923

Iberdrola                                               596,256        9,630

Repsol                                                  135,510        6,802

Telefonica de Espana                                    645,899       29,163

Total Spain (Cost $55,172)                                            96,087


SWEDEN  3.4%

Common Stocks  3.4%

ABB (Class A)                                           617,890        6,530

Astra (Class B)                                       1,586,605       24,899

Atlas Copco (Class B)                                   368,282        8,563

Electrolux (Class B)                                    978,635       14,731

Esselte (Class B)                                        91,130        1,331

Granges                                                  81,378        1,063

Hennes and Mauritz (Class B)                            392,615       27,663

Nordbanken Holding                                    2,835,248       16,998

Sandvik (Class A)                                        70,120        1,442

Sandvik (Class B)                                       308,980        6,353

Scribona (Class B)                                       31,260          108

Sifo Group (Class B) *                                   49,060          189

Total Sweden (Cost $77,181)                                          109,870


SWITZERLAND  7.2%

Common Stocks  7.2%

ABB                                                      10,930       13,081

Adecco                                                   45,643       18,186

Credit Suisse Group                                      90,725       13,940

Nestle                                                   31,483       66,901

Novartis                                                 25,713       46,292

Roche Holdings, Participating
  Certificates                                            3,074       35,837

Swisscom *                                               15,059        5,100

UBS *                                                   117,617       32,240

Total Switzerland (Cost $166,320)                                    231,577


UNITED KINGDOM  19.4%

Common Stocks  19.4%

Abbey National                                          996,440   $   19,312

Asda Group                                            3,790,530       10,082

BG                                                    1,087,352        7,134

British Petroleum                                     1,008,802       14,976

Cable & Wireless                                      2,329,200       26,217

Cadbury Schweppes                                     1,617,578       24,772

Caradon                                               2,708,215        5,666

Centrica *                                              901,200        1,750

Compass Group                                         1,542,000       15,650

David S. Smith                                        1,456,500        3,047

Diageo                                                4,632,808       50,400

Electrocomponents                                       847,000        5,585

Fairview Holdings *                                     168,825          229

GKN                                                     378,000        4,553

Glaxo Wellcome                                        1,816,650       56,311

Heywood Williams Group                                  249,576          794

Hillsdown Holdings                                      337,650          478

John Laing (Class A)                                    594,300        2,984

Kingfisher                                            4,963,954       43,850

Ladbroke Group                                        1,611,000        5,851

National Westminster Bank                             4,825,173       81,082

Rank Group                                              843,000        3,527

Reed International                                    4,114,140       34,808

Rio Tinto                                             1,216,960       14,767

Rolls Royce                                             811,851        2,996

Safeway                                               2,136,200       10,726

Shell Transport & Trading                             6,696,000       40,414

SmithKline Beecham                                    5,862,230       72,974

Tesco                                                 5,699,709       15,645

Tomkins                                               4,907,080       22,709

Unilever                                                342,000        3,434

United News & Media                                   1,758,620       19,456

Total United Kingdom (Cost $449,057)                                 622,179


SHORT-TERM INVESTMENTS  3.0%

Money Market Funds  3.0%

Reserve Investment Fund,
  5.41% #                                            97,372,688   $   97,373

Total Short-term
Investments (Cost $97,373)                                            97,373

Total Investments in Securities

101.5% of Net Assets (Cost $2,754,913)                            $3,251,994

Other Assets Less Liabilities                                        (48,310)

NET ASSETS                                                        $3,203,684
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $   52,433

Accumulated net realized gain/loss -
net of distributions                                                   2,614

Net unrealized gain (loss)                                           497,421

Paid-in-capital applicable to 188,138,905
shares of $0.01 par value capital stock out-
standing; 1,000,000,000 shares authorized                              2,651,216

NET ASSETS                                                        $3,203,684
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    17.03
                                                                  ----------

   *  Non-income producing
   #  Seven-day yield
   + Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.1% of net assets.
144a  Security was purchased pursuant to Rule 144a under the Securities
      Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at year-end amounts to 0.2% of net assets.
 ADR  American depository receipt
 ADS  American depository share
 FRF  French franc
 GDR  Global depository receipt
 GDS  Global depository share
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Foreign Equity Fund
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/98

Investment Income

Income
  Dividend (net of foreign taxes of $9,677)                        $  71,791
  Interest                                                             6,648

  Total income                                                        78,439

Expenses
  Investment management                                               23,624
  Custody and accounting                                               1,131
  Registration                                                           123
  Shareholder servicing                                                   34
  Legal and audit                                                         25
  Directors                                                               10
  Prospectus and shareholder reports                                       7
  Miscellaneous                                                           21

  Total expenses                                                      24,975

Net investment income                                                 53,464

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          16,360
  Foreign currency transactions                                       (2,435)

  Net realized gain (loss)                                            13,925

Change in net unrealized gain or loss
  Securities                                                         169,262
  Other assets and liabilities
  denominated in foreign currencies                                      277

  Change in net unrealized gain or loss                              169,539

Net realized and unrealized gain (loss)                              183,464

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 236,928
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Foreign Equity Fund
In thousands

                                                        Year
                                                       Ended
                                                     10/31/98     10/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $53,464       $40,579
  Net realized gain (loss)                            13,925        87,538

  Change in net unrealized
  gain or loss                                       169,539        53,367

  Increase (decrease) in
  net assets from operations                         236,928       181,484

Distributions to shareholders
  Net investment income                              (40,559)      (33,766)
  Net realized gain                                  (92,704)      (26,079)

  Decrease in net assets
  from distributions                                (133,263)      (59,845)

Capital share transactions*
  Shares sold                                        688,390     1,016,742
  Distributions reinvested                           102,189        43,555
  Shares redeemed                                   (850,415)    (344,550)

  Increase (decrease) in
  net assets from capital
  share transactions                                 (59,836)     715,747

Net Assets
Increase (decrease)
  during period                                       43,829      837,386

Beginning of period                                3,159,855    2,322,469

End of period                                     $3,203,684   $3,159,855
                                                  ------------------------

*Share information
  Shares sold                                         40,154       60,358
  Distributions reinvested                             6,463        2,750
  Shares redeemed                                    (49,853)     (20,421)

  Increase (decrease)
  in shares outstanding                               (3,236)      42,687

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Foreign Equity Fund
October 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio currently established by the corporation and commenced operations on September 7, 1989.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $599,315,000 and $648,149,000, respectively, for the year ended October 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,754,913,000. Net unrealized gain aggregated $497,081,000 at period end, of which $766,172,000 related to appreciated investments and $269,091,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,829,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund.

T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $136,000 for the year ended October 31, 1998, of which $12,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $6,547,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $99,098,000 with certain affiliates of the manager and paid commissions of $208,000 related thereto.


Report of Independent Accountants

To The Board of Directors of Institutional International Funds, Inc. and Shareholders of Foreign Equity Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Fund (the portfolio constituting Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 18, 1998


Tax Information (Unaudited) for the Tax Year Ended 10/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

-- $1,931,000 from short-term capital gains,

-- $90,773,000 from long-term capital gains; of which $66,437,000 was subject to the 20% rate gains category and $24,336,000 to the 28% rate gains category.

The fund will pass through foreign source income of $62,347,000 and foreign taxes paid of $9,677,000.